                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                          Distribution Date:     10/16/00

Section 5.2 - Supplement                                  Class A          Class B        Collateral           Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                  600,000,000.00            0.00    27,273,636.37     627,273,636.37

(ii)    Monthly Interest Distributed                     3,115,000.00      181,245.17       288,568.23       3,584,813.40
        Deficiency Amounts                                       0.00            0.00                                0.00
        Additional Interest                                      0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                               0.00               0.00

(iii)   Collections of Principal Receivables            78,068,249.40    4,435,577.70     6,210,092.67      88,713,919.77

(iv)    Collections of Finance Charge Receivables        8,796,659.61      499,796.88       699,747.62       9,996,204.10

(v)     Aggregate Amount of Principal Receivables                                                       20,939,140,095.22

                                   Investor Interest   600,000,000.00   34,090,000.00    47,728,181.82     681,818,181.82
                                   Adjusted Interest   600,000,000.00   34,090,000.00    47,728,181.82     681,818,181.82

                                  Series

        Floating Investor Percentage            3.26%          88.00%           5.00%            7.00%            100.00%
        Fixed Investor Percentage               3.26%          88.00%           5.00%            7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.77%
               30 to 59 days                                                                                        1.43%
               60 to 89 days                                                                                        0.98%
               90 or more days                                                                                      1.82%
                                                                                                           --------------
                                     Total Receivables                                                            100.00%

(vii)   Investor Default Amount                          2,479,931.82      140,901.46       197,271.06       2,818,104.34

(viii)  Investor Charge-Offs                                     0.00            0.00             0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00            0.00             0.00

(x)     Servicing Fee                                      500,000.00       28,408.33        39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                             12.66%

(xii)   Reallocated Monthly Principal                                            0.00             0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             0.00   34,090,000.00     20,454,545.45     54,544,545.45

(xiv)   LIBOR                                                                                                    6.62125%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment Proceeds                                                                        0.00

(xx)    Principal Investment Funding Shortfall                                                                       0.00

(xxi)   Available Funds                                  8,311,985.94      471,388.54       659,974.13       9,443,348.62

(xxii)  Certificate Rate                                     6.23000%        6.38000%         7.02125%
-------------------------------------------------------------------------------------------------------------------------


By:
       ----------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                     Distribution Date:    10/16/00

Section 5.2 - Supplement                                           Class A          Class B          Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00             0.00               0.00              0.00

(ii)    Monthly Interest Distributed                             2,336,250.00       136,149.60         220,276.15      2,692,675.75
        Deficiency Amounts                                               0.00             0.00                                 0.00
        Additional Interest                                              0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                          0.00              0.00

(iii)   Collections of Principal Receivables                    58,551,187.05     3,326,748.33       4,657,504.44     66,535,439.83

(iv)    Collections of Finance Charge Receivables                6,597,494.71       374,854.99         524,803.38      7,497,153.08

(v)     Aggregate Amount of Principal Receivables                                                                 20,939,140,095.22

                                         Investor Interest     450,000,000.00    25,568,000.00      35,795,636.36    511,363,636.36
                                         Adjusted Interest     450,000,000.00    25,568,000.00      35,795,636.36    511,363,636.36

                                              Series

        Floating Investor Percentage                 2.44%             88.00%            5.00%              7.00%           100.00%
        Fixed Investor Percentage                    2.44%             88.00%            5.00%              7.00%           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.77%
               30 to 59 days                                                                                                  1.43%
               60 to 89 days                                                                                                  0.98%
               90 or more days                                                                                                1.82%
                                                                                                                    ---------------
                                         Total Receivables                                                                  100.00%

(vii)   Investor Default Amount                                  1,859,948.86       105,678.16         147,951.23      2,113,578.25

(viii)  Investor Charge-Offs                                             0.00             0.00               0.00              0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00               0.00

(x)     Servicing Fee                                              375,000.00        21,306.67          29,829.70        426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)   Reallocated Monthly Principal                                                     0.00               0.00              0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           450,000,000.00    25,568,000.00      35,795,636.36    511,363,636.36

(xiv)   LIBOR                                                                                                              6.62125%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          6,222,494.71       353,548.32         494,973.68      7,071,016.71

(xxii)  Certificate Rate                                              6.23000%         6.39000%          7.14625%
------------------------------------------------------------------------------------------------------------------------------------


      By:
             ----------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                                   Distribution Date:      10/16/00

Section 5.2 - Supplement                                           Class A         Class B           Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00             0.00               0.00              0.00

(ii)    Monthly Interest Distributed                                     0.00             0.00         212,708.17        212,708.17
        Deficiency Amounts                                               0.00             0.00                                 0.00
        Additional Interest                                              0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                          0.00              0.00

(iii)   Collections of Principal Receivables                    39,034,124.70     2,788,077.41       4,646,993.96     46,469,196.07

(iv)    Collections of Finance Charge Receivables                4,398,329.81       314,158.04         523,619.07      5,236,106.91

(v)     Aggregate Amount of Principal Receivables                                                                 20,939,140,095.22

                                     Investor Interest         300,000,000.00    21,428,000.00      35,714,857.14    357,142,857.14
                                     Adjusted Interest         300,000,000.00    21,428,000.00      35,714,857.14    357,142,857.14

                                          Series

        Floating Investor Percentage                 1.71%             84.00%            6.00%             10.00%           100.00%
        Fixed Investor Percentage                    1.71%             84.00%            6.00%             10.00%           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        95.77%
              30 to 59 days                                                                                                   1.43%
              60 to 89 days                                                                                                   0.98%
              90 or more days                                                                                                 1.82%
                                                                                                                    ---------------
                                     Total Receivables                                                                      100.00%

(vii)   Investor Default Amount                                  1,239,965.91        88,566.63         147,617.35      1,476,149.89

(viii)  Investor Charge-Offs                                             0.00             0.00               0.00              0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00               0.00

(x)     Servicing Fee                                              250,000.00        17,856.67          29,762.38        297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.67%

(xii)   Reallocated Monthly Principal                                                     0.00               0.00              0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           300,000,000.00    21,428,000.00      35,714,857.14    357,142,857.14

(xiv)   LIBOR                                                                                                              6.69000%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Interest Funding Account Balance                         1,779,916.67       129,347.74                         1,909,264.41

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       9,421.71

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          4,157,123.42       296,929.47         493,856.69      4,947,909.57

(xxii)  Certificate Rate                                             6.89000%         7.01000%           7.14688%
------------------------------------------------------------------------------------------------------------------------------------


      By:
             -------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                                    Distribution Date:     10/16/00

Section 5.2 - Supplement                                            Class A            Class B         Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00             0.00               0.00              0.00

(ii)    Monthly Interest Distributed                             3,237,500.00       189,248.43         336,660.92      3,763,409.36
        Deficiency Amounts                                               0.00             0.00                                 0.00
        Additional Interest                                              0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                          0.00              0.00

(iii)   Collections of Principal Receivables                    91,079,624.30     5,174,884.03       7,245,064.74    103,499,573.07

(iv)    Collections of Finance Charge Receivables               10,262,769.55       583,101.24         816,367.33     11,662,238.12

(v)     Aggregate Amount of Principal Receivables                                                                 20,939,140,095.22

                                           Investor Interest   700,000,000.00    39,772,000.00      55,682,545.45    795,454,545.45
                                           Adjusted Interest   700,000,000.00    39,772,000.00      55,682,545.45    795,454,545.45

                                               Series

        Floating Investor Percentage                   3.80%           88.00%            5.00%              7.00%           100.00%
        Fixed Investor Percentage                      3.80%           88.00%            5.00%              7.00%           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.77%
               30 to 59 days                                                                                                  1.43%
               60 to 89 days                                                                                                  0.98%
               90 or more days                                                                                                1.82%
                                                                                                                     --------------
                                         Total Receivables                                                                  100.00%

(vii)   Investor Default Amount                                  2,893,253.78       164,386.41         230,148.19      3,287,788.39

(viii)  Investor Charge-Offs                                             0.00             0.00               0.00              0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00               0.00

(x)     Servicing Fee                                              583,333.33        33,143.33          46,402.12        662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)   Reallocated Monthly Principal                                                     0.00               0.00              0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           700,000,000.00    39,772,000.00      55,682,545.45    795,454,545.45

(xiv)   LIBOR                                                                                                              6.62125%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          9,679,436.21       549,957.91         769,965.21     10,999,359.33

(xxii)  Certificate Rate                                             5.55000%         5.71000%           7.02125%
------------------------------------------------------------------------------------------------------------------------------------

      By:
             ----------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                    Distribution Date:     10/16/00

Section 5.2 - Supplement                                           Class A            Class B         Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00              0.00              0.00             0.00

(ii)    Monthly Interest Distributed                             2,740,833.33        160,416.67        277,701.61     3,178,951.61
        Deficiency Amounts                                               0.00              0.00                               0.00
        Additional Interest                                              0.00              0.00                               0.00
        Accrued and Unpaid Interest                                                                          0.00             0.00

(iii)   Collections of Principal Receivables                    71,562,561.95      4,066,054.66      5,692,476.52    81,321,093.12

(iv)    Collections of Finance Charge Receivables                8,063,604.64        458,159.35        641,423.10     9,163,187.09

(v)     Aggregate Amount of Principal Receivables                                                                20,939,140,095.22

                                         Investor Interest     550,000,000.00     31,250,000.00     43,750,000.00   625,000,000.00
                                         Adjusted Interest     550,000,000.00     31,250,000.00     43,750,000.00   625,000,000.00

                                                  Series

        Floating Investor Percentage                 2.98%             88.00%             5.00%             7.00%          100.00%
        Fixed Investor Percentage                    2.98%             88.00%             5.00%             7.00%          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                       95.77%
              30 to 59 days                                                                                                  1.43%
              60 to 89 days                                                                                                  0.98%
              90 or more days                                                                                                1.82%
                                                                                                                     --------------
                                            Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                  2,273,270.83        129,163.12        180,828.36     2,583,262.31

(viii)  Investor Charge-Offs                                             0.00              0.00              0.00             0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00              0.00              0.00

(x)     Servicing Fee                                              458,333.33         26,041.67         36,458.33       520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      12.63%

(xii)   Reallocated Monthly Principal                                                      0.00              0.00             0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           550,000,000.00     31,250,000.00     43,750,000.00   625,000,000.00

(xiv)   LIBOR                                                                                                             6.62125%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                          7,605,271.31        432,117.69        604,964.76     8,642,353.76

(xxii)  Certificate Rate                                             5.98000%          6.16000%          7.37125%
------------------------------------------------------------------------------------------------------------------------------------


      By:
             --------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                    Distribution Date:      10/16/00

Section 5.2 - Supplement                                              Class A         Class B        Collateral        Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                          0.00           0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                   2,434,132.89     141,813.47     208,021.93       2,783,968.29
        Deficiency Amounts                                                     0.00           0.00                              0.00
        Additional Interest                                                    0.00           0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                          53,604,652.65   3,045,702.64   4,264,145.14      60,914,500.43

(iv)    Collections of Finance Charge Receivables                      6,040,123.69     343,187.01     480,480.01       6,863,790.72

(v)     Aggregate Amount of Principal Receivables                                                                  20,939,140,095.22

                                                  Investor Interest  411,983,000.00  23,408,000.00  32,772,440.86     468,163,440.86
                                                  Adjusted Interest  411,983,000.00  23,408,000.00  32,772,440.86     468,163,440.86

                                                     Series
        Floating Investor Percentage                     2.24%               88.00%          5.00%          7.00%            100.00%
        Fixed Investor Percentage                        2.24%               88.00%          5.00%          7.00%            100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
                   Current                                                                                                    95.77%
                   30 to 59 days                                                                                               1.43%
                   60 to 89 days                                                                                               0.98%
                   90 or more days                                                                                             1.82%
                                                                                                                   -----------------
                                                 Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                        1,702,816.25      96,750.41     135,455.70       1,935,022.35

(viii)  Investor Charge-Offs                                                   0.00           0.00           0.00               0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                                 0.00           0.00           0.00

(x)     Servicing Fee                                                    343,319.17      19,506.67      27,310.37         390,136.20

(xi)    Portfolio Yield
        (Net of Defaulted Receivables)                                                                                        12.63%

(xii)   Reallocated Monthly Principal                                          0.00           0.00           0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                                           411,983,000.00  23,408,000.00  32,772,440.86     468,163,440.86

(xiv)   LIBOR                                                                                                               6.62125%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                5,696,804.53     323,680.35     453,169.64       6,473,654.52

(xxii)  Certificate Rate                                                   7.09000%       7.27000%       7.37125%

------------------------------------------------------------------------------------------------------------------------------------



         By:
                --------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President